MANAGED HIGH YIELD FUND INC.                                   SEMIANNUAL REPORT


                                                                  March 15, 2000


Dear Shareholder,

We are pleased to present you with the semiannual report for the Managed High Yield Fund Inc. (the "Fund") for the six-month period ended January 31, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]   Interest rates rose during the period, as the economy
expanded more briskly than had been widely anticipated. Building upon the momentum of an upwardly revised 5.7% GDP annual growth rate in the third quarter of 1999, economic activity showed no signs of abating through period-end.

The Federal Reserve (the Fed) again raised Fed Funds by 25 basis points (bps), completing the reversal of the 75 bps reduction engineered in 1998 in the wake of the global financial crisis. (A basis point equals 1/100th of one percent.) By period end, the 30-year Treasury bond's yield had increased to 6.49%, above the 6.11% level of July 31, 1999.

Short-term rates also rose significantly during the period, with 90-day T-bills moving from a yield equivalent of 4.78% to begin the period, to a yield of 5.69% at its close.

The high-yield sector sold down sharply during July and August both in anticipation of strong issuance later in the year by corporations hoping to complete their financing ahead of the Y2K date changeover, and due to investor fears of purchasing these new high yield issues in advance of the date change. In fact, neither the anticipated new supply or the feared Y2K problems materialized. The high-yield sector rallied and outperformed the investment grade sector in the fourth quarter of calendar 1999 with most of the performance occurring in December. Single-B credits were the best performing quality sector for the period.

Despite the late-1999 rebound, the high-yield sector has been in a bear market since August 1998, after Russia devalued the ruble and investors fled from risky credits for the safety of U.S. Treasury securities. Recent indications of strong domestic and broadening global economic growth are restoring investor confidence in high-yield credits, but the sector's spreads to Treasurys remain high by historical standards. High-yield spreads to Treasurys as measured by the CS First Boston High Yield Bond Index ended the period at 581 bps, above their 15-year average of 508 bps.

MANAGED HIGH YIELD FUND INC.

INVESTMENT OBJECTIVE:
High current income

PORTFOLIO MANAGER:
James F. Keegan
(since February 2000),
Mitchell Hutchins
Asset Management Inc.

COMMENCEMENT:
December 7, 1993

NYSE SYMBOL:
PHT

DIVIDEND PAYMENTS:
Monthly

SEMIANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE
                                                                         Since
AVERAGE ANNUAL RETURNS, PERIODS ENDED 1/31/001                         Inception
                                  6 Mos.2       1 Yr.       5 Yrs.      12/07/93
--------------------------------------------------------------------------------
Net Asset Value Return3            1.64%        2.50%        7.91%         5.15%
Market Price Return4              -0.93%       -0.10%        8.47%         4.54%
CS First Boston High Yield
Bond Index                        -0.01%       10.91%        8.76%          N/A
--------------------------------------------------------------------------------

SHARE PRICE, DIVIDEND AND YIELD                       1/31/00          7/31/99
--------------------------------------------------------------------------------
Net Asset Value                                       $11.31           $11.76
Market Price                                          $10.56           $11.31
12-Mo. Dividend                                        $1.26            $1.26
Market Yield5                                         11.93%           11.14%
IPO Yield6                                             8.40%            8.40%
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]   We sought to reduce the Fund's sensitivity to interest rates during the period by selling some of its most rate-sensitive holdings. As a consequence, we reduced the Fund's holdings of BB-rated bonds from 21.1% as of July 31, 1999 to 18.7% at January 31, 2000.* Assets moved out of BB credits were reinvested primarily in cash and preferred stocks.

   We increased exposure to the energy, communications and cable sectors during the period. We slightly reduced exposure to the technology and service sectors, and sizably reduced our exposure to the food and beverage sector (see table next page).

----------
1 Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 NAV and market price returns for periods of less than one year are not annualized.

3 NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.

4 Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan.

5 Market yield is calculated by multiplying the January distribution by 12 and dividing by the Fund's closing price on January 31, 2000.

6 IPO yield is calculated by multiplying the January distribution by 12 and dividing by the initial public offering price.

* Weightings represent percentages of portfolio assets as of January 31, 2000 except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD FUND INC.                                   SEMIANNUAL REPORT



TOP FIVE SECTORS*                1/31/00                                     7/31/99
------------------------------------------------------------------------------------
Communications (fixed)            17.6%       Communications (fixed)          12.5%
Cable                             12.6        Service                         11.1
Technology                         8.7        Cable                           10.4
Service                            8.2        Technology                       9.6
Energy                             6.3        Food/Beverage                    6.0
------------------------------------------------------------------------------------
Total                             53.4        Total                           49.6


The Fund has been overweight in the telecommunications sector for the past two years; this exposure helped performance, as the sector was the top performer during the period. The Fund's top sector remained fixed communications (conventional telephone systems), emphasizing companies that own fiber optic networks, such as Metromedia Fiber (1.1%).* We believe these companies will benefit as the standard for telecommunications service shifts to a combination of Internet access, voice and data transmission. In cable, we favor new entrants that offer integrated voice data and video, such as RCN Corporation (1.3%) and Knology Holdings (2.0%) in the U.S., and United Pan European Communications (1.0%) in Europe.


TOP TEN HOLDINGS*                1/31/00                                     7/31/99
------------------------------------------------------------------------------------
Park N View Inc.                   2.9%       Nextel Communications Inc.       2.5%
UIH Australia/Pacific Inc.         2.7        Samsung Electronics America Inc. 2.3
Nextel Communications Inc.         2.6        UIH Australia/Pacific Inc.       2.3
Williams Communications Group      2.3        Packaged Ice Inc.                2.2
R&B Falcon Corp.                   2.2        Airplane Pass-Through Trust      2.1
Intersil Corp.                     2.1        R&B Falcon Corp.                 2.0
Packaged Ice Inc.                  2.1        Iowa Select Farms L.P.           1.9
Airplane Pass-Through Trust        2.0        Knology Holdings Inc.            1.7
Knology Holdings Inc.              2.0        Wam! Net Inc.                    1.7
Wam! Net Inc.                      1.8        NTL Inc.                         1.6
------------------------------------------------------------------------------------
Total                             22.7        Total                           20.3

PROPOSED FUND REORGANIZATION

The Fund's Board of Directors has approved a proposal to reorganize the Fund into Managed High Yield Plus Fund Inc. (NYSE: HYF), also a diversified, closed-end investment company. Shareholders of record as of January 25, 2000 will be asked to vote on this reorganization proposal at a special shareholder meeting currently scheduled for April 24, 2000. You will receive a proxy statement and prospectus that detail the terms of the reorganization.

* Weightings represent percentages of portfolio assets as of January 31, 2000 except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT


Managed High Yield Fund and Managed High Yield Plus Fund have similar investment objectives and invest primarily in the same types of securities. As of January 31, 2000, Managed High Yield Fund had assets of approximately $68 million, whereas Managed High Yield Plus Fund had assets of approximately $378 million. We believe it makes sense to combine the two funds and take advantage of the resulting larger asset pool for shareholders' benefit.

CREDIT QUALITY*                       1/31/00           7/31/99
--------------------------------------------------------------------------------
BB & Higher                            18.7%             21.1%
B                                      55.5              56.7
CCC & Lower                             9.1               9.2
Non-Rated                               6.1               6.9
Cash                                    5.9               3.3
Equity/Preferred                        4.7               2.8
--------------------------------------------------------------------------------
Total                                 100.0             100.0


CHANGE IN PORTFOLIO MANAGER

Effective February 2000, James F. Keegan is responsible for the day-to-day management of the Fund's portfolio. Mr. Keegan is a senior vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P.

CHARACTERISTICS*                      1/31/00           7/31/99
--------------------------------------------------------------------------------
Weighted Avg. Maturity               7.21 yrs           7.41 yrs
Weighted Avg. Price                   $84.08             $85.82
Net Assets ($mm)                       $68.2             $70.9
--------------------------------------------------------------------------------


OUTLOOK
--------------------------------------------------------------------------------

With Y2K apparently a non-event, we think the Fed will focus initially on its near-term chore of mopping up the flood of liquidity it provided to the banking system ahead of the year-end changeover. Beyond that, however, is the more enduring question of how much growth the economy can enjoy without re-igniting inflation. Interest rates appear headed higher, with unemployment at 30-year lows, consumer confidence near record highs, equity markets ebullient and economic expansion underway around much of the globe.

* Weightings represent percentages of portfolio assets as of January 31, 2000 except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

MANAGED HIGH YIELD FUND INC.                                   SEMIANNUAL REPORT


At its most recent Open Market Committee meeting in March the Fed again raised rates by 25 bps, citing inflation risks to the economy. We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we believe the spread sectors--mortgages, agencies, investment-grade corporate bonds and high-yield bonds--will perform well.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on Managed High Yield Fund Inc. or a fund in the PaineWebber Family of Funds,7 please contact your Financial Advisor.


Sincerely,



/s/ MARGO ALEXANDER                       /s/ BRIAN M. STORMS
------------------------------------      -------------------------------------
MARGO ALEXANDER                           BRIAN M. STORMS
Chairman and Chief Executive Officer      President and Chief Operating Officer
Mitchell Hutchins Asset                   Mitchell Hutchins Asset
 Management Inc.                           Management Inc.



/s/ JAMES F. KEEGAN
------------------------------------
JAMES F. KEEGAN
Portfolio Manager,
Managed High Yield Fund Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended January 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

7 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTSJANUARY 31, 2000 (UNAUDITED)


  PRINCIPAL
    AMOUNT                                                        MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CORPORATE BONDS--87.87%

AUTOMOTIVE--2.11%
$     750   HDA Parts Systems Incorporated............            08/01/05              12.000%       $  678,750
      750   J.L. French Automotive Castings...........            06/01/09              11.500           757,500
                                                                                                     -----------
                                                                                                       1,436,250
                                                                                                     -----------

CABLE--11.93%
    1,000   21st Century Telecommunications
            Group Incorporated........................            02/15/08              12.250+          682,500
    2,000   Knology Holdings Incorporated.............            10/15/07              11.875+        1,335,000
    1,000   NTL Incorporated..........................            10/01/08              11.500         1,060,000
    2,400   Park 'N View Incorporated.................            05/15/08              13.000         1,800,000
    1,250   RCN Corporation...........................            10/15/07              11.125+          862,500
    2,000   UIH Australia Pacific Incorporated........            05/15/06              14.000+        1,720,000
      600   United Pan Europe Communications..........            08/01/09              12.500+          327,000
      650   United Pan Europe Communications**........            11/01/09              13.375           354,250
                                                                                                      ----------
                                                                                                       8,141,250
                                                                                                      ----------

CHEMICALS--1.76%
      700   Lyondell Chemical Company................             05/01/07               9.875           689,500
      500   ZSC Specialty**..........................             07/01/09              11.000           510,000
                                                                                                     -----------
                                                                                                       1,199,500
                                                                                                     -----------

COMMUNICATIONS--FIXED--16.78%
    1,000   Alestra S.A. ............................             05/15/06              12.125         1,007,500
    1,500   Barak ITC................................             11/15/07              12.500+          840,000
      250   Carrier1 International S.A.#.............             02/15/09              13.250           280,000
      413   Esprit Telecom Group PLC.................             06/15/08              10.875           388,220
      250   Flag Limited.............................             01/30/08               8.250           227,500
      500   Globenet Communications Group**..........             07/15/07              13.000           490,000
    1,000   GST Equipment Funding Incorporated.......             05/01/07              13.250         1,000,000
    1,400   Hyperion Telecommunications
            Incorporated.............................        09/01/04 to 11/01/07  12.000 to 12.250    1,475,000
    1,000   ICG Services Incorporated................             02/15/08              10.000+          565,000
      500   KMC Telecom Holdings Incorporated........             05/15/09              13.500           500,000
      750   Metromedia Fiber Network Incorporated....             11/15/08              10.000           751,875
      425   NEXTLINK Communications Incorporated.....             06/01/09              10.750           428,188
    1,000   Pathnet Incorporated.....................             04/15/08              12.250           660,000
      250   Tele1 Europe BV..........................             05/15/09              13.000           258,750
    1,000   Viatel Incorporated......................             04/15/08              12.500+          580,000
    1,500   Williams Communications Group............             10/01/09              10.875         1,545,000
      500   World Access Incorporated................             01/15/08              13.250           454,375
                                                                                                     -----------
                                                                                                      11,451,408
                                                                                                     -----------

COMMUNICATIONS--MOBILE--5.70%
    1,000   Crown Castle International Corporation...             08/01/11              11.125           605,000
      500   ICO Global Communications Limited(b)#....             08/01/05              15.000           245,000
    2,500   Nextel Communications Incorporated.......             02/15/08               9.950+        1,731,250
    1,500   Nextel International Incorporated........             04/15/08              12.125+          937,500
      375   PTC International Finance**..............             12/01/09              11.250           373,125
                                                                                                     -----------
                                                                                                       3,891,875
                                                                                                     -----------

MANAGED HIGH YIELD FUND INC.


  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CORPORATE BONDS--(CONTINUED)

CONSUMER MANUFACTURING--2.27%
$   1,250   Commemorative Brands Incorporated........             01/15/07              11.000%       $  687,500
    1,000   Decora Industries Incorporated...........             05/01/05              11.000           860,000
                                                                                                      ----------
                                                                                                       1,547,500
                                                                                                      ----------

ENERGY--6.02%
      500   Key Energy Services Incorporated#........             01/15/09              14.000           545,000
    1,000   Northern Offshore ASA....................             05/15/05              10.000           590,000
      572   Orion Refining Corporation**.............             12/01/03              10.000           514,603
      300   Pride International Incorporated.........             06/01/09              10.000           300,000
    1,500   R & B Falcon Corporation.................             12/15/08               9.500         1,462,500
      750   Tesoro Petroleum Corporation.............             07/01/08               9.000           697,500
                                                                                                      ----------
                                                                                                       4,109,603
                                                                                                      ----------

FINANCIAL SERVICES--3.55%
    1,497   Airplane Pass-Through Trust..............             03/15/19              10.875         1,340,080
      750   Olympic Financial Limited................             03/15/07              11.500           781,875
      500   Superior National Insurance Group........             12/01/17              10.750           300,000
                                                                                                      ----------
                                                                                                       2,421,955
                                                                                                      ----------

FOOD & BEVERAGE--4.94%
    1,625   Iowa Select Farms L.P.**.................             12/01/05              10.750           812,500
      750   Mrs. Fields Holding Company
            Incorporated**#..........................             12/01/05              14.000+          420,000
    1,000   Mrs. Fields Original Cookies
            Incorporated.............................             12/01/04              10.125           800,000
    1,500   Packaged Ice Incorporated................             02/01/05               9.750         1,335,000
                                                                                                      ----------
                                                                                                       3,367,500
                                                                                                      ----------

GAMING--1.07%
      250   Hollywood Casino Corporation.............             05/01/07              11.250           256,250
      500   Park Place Entertainment Corporation.....             12/15/05               7.875           471,250
                                                                                                      ----------
                                                                                                         727,500
                                                                                                      ----------

GENERAL INDUSTRIAL--3.39%
      750   Blount Incorporated**....................             08/01/09              13.000           793,125
      750   J.B. Poindexter & Company Incorporated...             05/15/04              12.500           708,750
    1,000   SabreLiner Corporation**.................             06/15/08              11.000           810,000
                                                                                                      ----------
                                                                                                       2,311,875
                                                                                                      ----------

HEALTHCARE--2.44%
    1,000   Fresenius Medical Care Capital Trust.....             02/01/08               7.875           895,000
      500   Tenet Healthcare Corporation.............             12/01/08               8.125           461,250
      300   Triad Hospitals Holdings Incorporated....             05/15/09              11.000           310,500
                                                                                                      ----------
                                                                                                       1,666,750
                                                                                                      ----------

HOTELS & LODGING--1.23%
    1,250   Silverleaf Resorts Incorporated..........             04/01/08              10.500           837,500
                                                                                                      ----------

MEDIA--0.60%
      750   Inter Act Systems Incorporated**.........             08/01/03              14.000+          412,500
                                                                                                      ----------

MANAGED HIGH YIELD FUND INC.


  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES           VALUE
  --------                                                        ---------           ---------       ---------
CORPORATE BONDS--(CONCLUDED)

METALS--1.39%
$   1,250   Metal Management Incorporated.............            05/15/08              10.000%      $   950,000
                                                                                                     -----------

REAL ESTATE--1.25%
    1,000   American Architectural Products
            Corporation...............................            12/01/07              11.750           400,000
      500   D.R. Horton Incorporated..................            02/01/09               8.000           452,500
                                                                                                     -----------
                                                                                                         852,500
                                                                                                     -----------

RESTAURANTS--0.88%
      750   American Restaurant Group Incorporated....            02/15/03              11.500           598,125
                                                                                                     -----------

RETAIL--2.85%
    1,550   Advance Holding Corporation..............             04/15/09              12.875+          821,500
      750   Advance Stores Company  Incorporated.....             04/15/08              10.250           645,000
      500   Ames Department Stores Incorporated**....             04/15/06              10.000           477,500
                                                                                                     -----------
                                                                                                       1,944,000
                                                                                                     -----------

SERVICE--6.45%
    1,000   Allied Waste North America
            Incorporated**............................            08/01/09              10.000           870,000
    1,000   American Eco Corporation..................            05/15/08               9.625           490,000
      750   Atlantic Express Transportation
            Corporation...............................            02/01/04              10.750           727,500
    1,000   Budget Group Incorporated.................            04/01/06               9.125           917,500
    1,000   Premier Graphics Incorporated.............            12/01/05              11.500           450,000
    1,000   Waste Systems International
            Incorporated#.............................            01/15/06              11.500           945,000
                                                                                                     -----------
                                                                                                       4,400,000
                                                                                                     -----------

TECHNOLOGY--7.34%
      500   Ampex Corporation++......................             03/15/03              12.000           502,500
      500   Chippac International Limited**..........             08/01/09              12.750           517,500
      690   Fairchild Semiconductor Corporation......             03/15/07              10.125           691,725
    1,000   Intersil Holding Corporation**...........             08/15/09              13.250         1,120,000
      500   SCG Holdings Corporation**...............             08/01/09              12.000           531,250
      500   Verio Incorporated.......................             12/01/08              11.250           523,750
    2,000   Wam! Net Incorporated....................             03/01/05              13.250+        1,120,000
                                                                                                     -----------
                                                                                                       5,006,725
                                                                                                     -----------

TRANSPORTATION--2.55%
    1,500   Equimar Shipholdings Limited                          07/01/07               9.875           990,000
    1,250   Navigator Gas Transport PLC**#                        06/30/07              12.000            37,500
      500   Stena AB                                              06/15/07               8.750           410,000
      500   TFM, S.A. de C.V.                                     06/15/09              11.750+          302,500
                                                                                                     -----------
                                                                                                       1,740,000
                                                                                                     -----------

UTILITIES--1.37%
      500   AES Corporation                                       06/01/09               9.500           497,500
      436   Panda Funding Corporation                             08/20/12              11.625           436,490
                                                                                                     -----------
                                                                                                         933,990
                                                                                                     -----------
TOTAL CORPORATE BONDS (cost--$69,008,987)                                                             59,948,306
                                                                                                     -----------

MANAGED HIGH YIELD FUND INC.


  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATES               RATES             VALUE
  --------                                                        ---------           ---------        ---------
CONVERTIBLE BONDS--1.48%

COMMUNICATIONS--FIXED--0.30%
    $ 215   GST Telecommunciations
            Incorporated..............................            12/15/05              13.875%+      $  204,250
                                                                                                      ----------

SERVICE--1.18%
      996   Waste Systems International Incorporated..            05/13/05               7.000           807,079
                                                                                                      ----------
TOTAL CONVERTIBLE BONDS (cost--$1,183,711)............                                                 1,011,329
                                                                                                      ----------

  NUMBER OF
   SHARES
  --------
COMMON STOCK(A)--2.47%

CABLE--0.02%
    2,000   Knology Holdings Incorporated.....................................................            10,500
                                                                                                      ----------

COMMUNICATIONS--FIXED--0.04%
    1,571   World Access Incorporated.........................................................            27,100
                                                                                                      ----------

FOOD & BEVERAGE--0.09%
   12,796   Packaged Ice Incorporated.........................................................            59,182
                                                                                                      ----------

GAMING--0.06%
   10,000   Hollywood Casino Corporation......................................................            42,500
                                                                                                      ----------

MEDIA--0.73%
    2,000   MediaNews Group Incorporated......................................................           500,000
                                                                                                      ----------

RETAIL--0.54%
   47,500   Samuels Jewelers Incorporated++...................................................           368,125
                                                                                                      ----------

SERVICE--0.33%
   54,469   Waste Systems International Incorporated..........................................           224,685
                                                                                                      ----------

TECHNOLOGY--0.66%
  139,676   Ampex Corporation++...............................................................           453,946
                                                                                                      ----------
TOTAL COMMON STOCK (cost--$1,211,625).........................................................         1,686,038
                                                                                                      ----------

PREFERRED STOCK(A)--1.26%

ENERGY--0.02%
   20,766   Orion Refining Corporation........................................................            14,183
                                                                                                      ----------

MEDIA--0.55%
    1,500   Inter Act Systems Incorporated**..................................................           375,000
                                                                                                      ----------

RESTAURANTS--0.69%
      592   American Restaurant Group Incorporated............................................           473,600
                                                                                                      ----------
TOTAL PREFERRED STOCK (cost--$1,177,870)......................................................           862,783
                                                                                                      ----------

MANAGED HIGH YIELD FUND INC.


  NUMBER OF
  WARRANTS                                                                                                VALUE
   -------                                                                                             ---------
WARRANTS(a)--0.98%

CABLE--0.32%
    2,400   Park `N View Incorporated..........................................................        $ 156,000
    2,000   UIH Australia Pacific Incorporated.................................................           60,000
                                                                                                       ---------
                                                                                                         216,000
                                                                                                       ---------
COMMUNICATIONS--FIXED--0.08%
    1,000   Pathnet Incorporated...............................................................           10,000
      250   Tele1 Europe BV**..................................................................           47,500
                                                                                                       ---------
                                                                                                          57,500
                                                                                                       ---------
COMMUNICATIONS--MOBILE--0.01%
    1,750   McCaw International Limited........................................................            5,250
                                                                                                       ---------
ENERGY--0.04%
      500   Key Energy Services Incorporated**.................................................           25,000
                                                                                                       ---------
FINANCIAL SERVICES--0.00%
      750   Olympic Financial Limited..........................................................              750
                                                                                                       ---------
MEDIA--0.05%
    1,500   Inter Act Electronic Marketing Incorporated........................................               15
    1,500   Inter Act Systems Incorporated.....................................................           37,500
                                                                                                       ---------
                                                                                                          37,515
                                                                                                       ---------
RESTAURANTS--0.00%
      500   American Restaurant Group Incorporated............................................                 5
                                                                                                       ---------
SERVICE--0.02%
   15,000   Waste Systems International Incorporated**........................................            11,250
                                                                                                       ---------
TECHNOLOGY--0.46%
      800   Electronic Retailing Systems International Incorporated...........................               800
    1,000   Intersil Holding Corporation**....................................................           250,000
    6,000   Wam! Net Incorporated.............................................................            66,000
                                                                                                       ---------
                                                                                                         316,800
                                                                                                       ---------
TOTAL WARRANTS (cost--$85,134)................................................................           670,070
                                                                                                       ---------

  PRINCIPAL
   AMOUNT                                                         MATURITY            INTEREST
    (000)                                                           DATE                RATE            VALUE
  --------                                                        ---------           ---------       ---------
REPURCHASE AGREEMENT--3.12%
$   2,128   Repurchase agreement dated 01/31/00 with
              Zions Bancorp, collateralized by
              $2,160,000 U.S. Treasury Notes, 5.500%
              due 08/31/01 (value--$2,175,012);
              Proceeds: $2,128,336 (cost--$2,128,000)......        02/01/00             5.680%         2,128,000
                                                                                                     -----------
Total Investments (cost--$74,795,327)--97.18%.................................................        66,306,526
Other assets in excess of liabilities--2.82%..................................................         1,920,609
                                                                                                     -----------
Net Assets--100.00%...........................................................................       $68,227,135
                                                                                                     ===========

----------

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++ Illiquid securities represent 2.00% of total investments. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing securities.
(b)  Bond interest in default.

                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.


STATEMENT OF ASSETS AND LIABILITIES                 JANUARY 31, 2000 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost--$74,795,327) .......    $ 66,306,526
Cash ..........................................................          14,112
Receivable for investments sold ...............................         646,250
Interest receivable ...........................................       1,426,131
                                                                   ------------
Total assets ..................................................      68,393,019
                                                                   ------------

LIABILITIES:
Payable for investments purchased .............................          13,154
Payable to investment adviser and administrator ...............          52,568
Accrued expenses and other liabilities ........................         100,162
                                                                   ------------
Total liabilities .............................................         165,884
                                                                   ------------

NET ASSETS:
Capital Stock--$0.001 par value; 100,000,000 shares
  authorized; 6,031,667 shares issued and outstanding .........      90,447,851
Undistributed net investment income ...........................         131,923
Accumulated net realized loss from investment transactions ....     (13,863,838)
Net unrealized depreciation of investments ....................      (8,488,801)
                                                                   ------------
Net assets applicable to shares outstanding ...................    $ 68,227,135
                                                                   ============
Net asset value per share .....................................    $      11.31
                                                                   ============



                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF OPERATIONS

                                                                   FOR THE SIX
                                                                   MONTHS ENDED
                                                                JANUARY 31, 2000
                                                                   (UNAUDITED)
                                                                ----------------
INVESTMENT INCOME:
Interest ..................................................        $ 4,096,350
                                                                   -----------

EXPENSES:
Investment advisory and administration ....................            310,588
Reports and notices to shareholders .......................             35,193
Legal and audit ...........................................             34,014
Custody and accounting ....................................             21,576
Transfer agency and service fees ..........................             18,237
Directors' fees ...........................................              5,250
Other expenses ............................................             20,589
                                                                   -----------
                                                                       445,447
                                                                   -----------
NET INVESTMENT INCOME .....................................          3,650,903
                                                                   -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions ............         (2,906,013)
Net change in unrealized appreciation/depreciation
   of investments..........................................            377,225
                                                                   -----------
NET REALIZED AND UNREALIZED LOSS FROM
  INVESTMENT ACTIVITIES ...................................         (2,528,788)
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        $ 1,122,115
                                                                   ===========


                 See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.


STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX
                                                                          MONTHS ENDED            FOR THE
                                                                        JANUARY 31, 2000         YEAR ENDED
                                                                           (UNAUDITED)          JULY 31,1999
                                                                        ----------------        ------------
FROM OPERATIONS:
Net investment income ...........................................         $  3,650,903          $  7,633,077
Net realized loss from investment transactions ..................           (2,906,013)           (5,530,734)
Net change in unrealized appreciation/depreciation of investments              377,225            (9,122,545)
                                                                          ------------          ------------
Net increase (decrease) in net assets resulting from operations .            1,122,115            (7,020,202)
                                                                          ------------          ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...........................................           (3,799,950)           (7,599,901)
                                                                          ------------          ------------
Net decrease in net assets ......................................           (2,677,835)          (14,620,103)

NET ASSETS:
Beginning of period .............................................           70,904,970            85,525,073
                                                                          ------------          ------------
End of period (including undistributed net
   investment income of $131,923 and
   $280,970, respectively) ......................................         $ 68,227,135          $ 70,904,970
                                                                          ============          ============



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Managed High Yield Fund Inc. (the "Fund") was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The investment objective of the Fund is to seek high current income.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at January 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At January 31, 2000, the components of net unrealized depreciation of investments were as follows:

Gross depreciation (investments having
  an excess of cost over value) ...........................        $(10,496,440)
Gross appreciation (investments having
  an excess of value over cost) ...........................           2,007,639
                                                                   ------------
Net unrealized depreciation of investments ................        $ (8,488,801)
                                                                   ============

   For the six months ended January 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $14,210,147 and $14,450,072, respectively.

CAPITAL STOCK

   Of the 6,031,667 shares of common stock outstanding, 10,230 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At July 31, 1999, the Fund had a net capital loss carryforward of $8,617,094. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between July 31, 2003 and July 31, 2007. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $2,340,785 of realized capital losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on August 1, 1999.

MANAGED HIGH YIELD FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                           FOR THE SIX
                                          MONTHS ENDED                FOR THE YEARS ENDED JULY 31,
                                        JANUARY 31, 2000    --------------------------------------------------
                                           (UNAUDITED)       1999       1998      1997      1996        1995
                                        ----------------     ----       ----      ----      ----        ----
Net asset value, beginning of period...     $11.76          $14.18      $14.30    $13.25    $13.44      $13.76
                                            ------          ------      ------    ------    ------      ------
Net investment income..................       0.60            1.27        1.25      1.29      1.29        1.40
Net realized and unrealized gains
  (losses) from investment
  transactions.........................      (0.42)          (2.43)      (0.11)     1.02     (0.16)      (0.34)
                                            ------          ------      ------    ------    ------      ------
Net increase (decrease) from
  investment operations................       0.18           (1.16)       1.14      2.31      1.13        1.06
                                            ------          ------      ------    ------    ------      ------
Dividends from net investment income...      (0.63)          (1.26)      (1.26)    (1.26)    (1.32)      (1.38)
                                            ------          ------      ------    ------    ------      ------
Net asset value, end of period.........     $11.31          $11.76      $14.18    $14.30    $13.25      $13.44
                                            ======          ======      ======    ======    ======      ======
Market value, end of period............     $10.56          $11.31      $13.44    $13.94    $12.50      $12.38
                                            ======          ======      ======    ======    ======      ======
Total investment return(1).............      (0.93)%         (6.35)%      5.45%    22.59%    12.16%      11.87%
                                            ======          ======      ======    ======    ======      ======
Ratios/Supplemental Data:
Net assets, end of period (000's)......    $68,227         $70,905     $85,525   $86,232   $79,904     $81,081
Expenses to average net assets.........       1.29%*          1.19%       1.15%     1.34%     1.25%       1.21%
Net investment income to average
   net assets..........................      10.58%*         10.34%       8.71%     9.39%     9.87%      10.68%
Portfolio turnover rate................         21%            102%        156%      122%      135%        103%

----------
*    Annualized
(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one year has not been annualized.

MANAGED HIGH YIELD FUND INC.


GENERAL INFORMATION (UNAUDITED)

THE FUND

   Managed High Yield Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The investment objective of the Fund is to seek high current income. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $66 billion in assets under management as of January 31, 2000.

SHAREHOLDER INFORMATION

   The NYSE ticker symbol for the Managed High Yield Fund Inc. is "PHT." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

   An annual meeting of shareholders of the Fund was held on November 18, 1999. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic
V. Malek, Carl W. Schafer and Brian N. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.


1. To vote for or against
   the election of:                              Shares For                       Shares Withhold
                                                   Voted                            Authority
                                                  -------                           ---------
Margo N. Alexander                             5,753,260.295                       86,090.000
Richard Q. Armstrong                           5,753,860.295                       85,490.000
E. Garrett Bewkes, Jr.                         5,741,997.295                       97,353.000
Richard R. Burt                                5,756,860.295                       82,490.000
Mary C. Farrell                                5,758,244.295                       81,106.000
Meyer Feldberg                                 5,754,829.018                       84,521.277
George W. Gowen                                5,742,561.018                       96,789.277
Frederic V. Malek                              5,748,488.295                       90,862.000
Carl W. Schafer                                5,756,518.018                       82,832.277
Brian N. Storms                                5,757,944.295                       81,406.000

                                             Shares For             Shares          Shares Withhold
                                                Voted               Against            Authority
                                               ------               -------            --------
2. Ratification of the                      5,772,846.018         22,274.277          44,230.000
   selection of Ernst & Young LLP
   as the independent
   auditors of Managed High
   Yield Fund Inc. for the fiscal
   year ending July 31, 2000.

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

MANAGED HIGH YIELD FUND INC.


GENERAL INFORMATION (UNAUDITED) (CONCLUDED)

DISTRIBUTION POLICY

   The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) are taxable to its stockholders as ordinary income to the extent of the Fund's earnings and profits. A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of common stock on his behalf, including a pro rata portion of the brokerage commissions incurred by the transfer agent.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

MANAGED HIGH YIELD FUND INC.

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Victoria E. Schonfeld           James F. Keegan
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Dennis McCauley
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT


INVESTMENT ADVISER AND ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

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                        (C)2000 PaineWebber Incorporated
                                   Member SIPC
                               All Rights Reserved



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